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                                                                   EXHIBIT 23(a)


                         Consent of Arthur Andersen LLP
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                                                                   EXHIBIT 23(a)




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


            As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 22, 1997 included in First United Bancshares, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement.



                                                             ARTHUR ANDERSEN LLP


    Jackson, Mississippi
    June 20, 1997